Global. Connected. Sustainable. 1Q19 FINANCIAL RESULTS APRIL 2019 Digital Realty the trusted foundation | powering your digital ambitions

Navigating the Future Sustainable Growth for Customers, Shareholders and Employees GLOBAL CONNECTED SUSTAINABLE DIGITAL REALTY | 1Q19 FINANCIAL RESULTS | APRIL 25, 2019 | 2

Expanding Global Platform Supporting Customer Growth Tokyo Chile Chile Singapore 3 Global Expansions Securing our supply chain to support customer growth 12 Acres 80+ MW of Land of Potential IT Capacity Singapore Tokyo DIGITAL REALTY | 1Q19 FINANCIAL RESULTS | APRIL 25, 2019 | 3

Socially Responsible Investing
Delivering Sustainable Growth for Stakeholders

2012
- Implemented **majority voting standards** for director elections
- Appointed **first Independent Chairman**, Mr. Singleton

2013
- **Board refreshment:** Mr. Kennedy and Mr. LaPerch added to Board

2014
- Approved new **long-term incentive plan** tied to relative total stockholder return
- Appointed **new permanent CEO and Director**, Mr. Stein

2015
- Established **minimum stock ownership** guidelines

2016
- **Board refreshment:** Mr. Mohebbi and Mr. Patterson added to Board

2017
- Appointed **new Independent Chairman**, Mr. Chapman
- **Board refreshment:** Ms. Hogan Preusse added to Board Mr. Coke and Mr. Roberts added to Board

2018
- Provided stockholders the **ability to amend bylaws**
- **Board refreshment:** Ms. Earley resigned and Mr. Zerbst's term expired

2019
- Provided **proxy access for stockholders**
- Amended corporate governance guidelines to clarify that director **candidate pools shall include candidates with diversity of race, ethnicity and gender**

DIGITAL REALTY | 1Q19 FINANCIAL RESULTS | APRIL 25, 2019 | 4

Firm Fundamentals Robust Demand, Rational Supply NORTH AMERICA EMEA APAC 2,557 1,250 896 2,150 1,014 817 1Q18 1Q19 1Q18 1Q19 1Q18 1Q19 MEGAWATTS COMMISSIONED(1)(2) MEGAWATTS COMMISSIONED(1)(2) MEGAWATTS COMMISSIONED(1)(2) % 89% % 84% % 90% 91 DIGITAL 89 DIGITAL 90 DIGITAL REGION REALTY REGION REALTY REGION REALTY OCCUPANCY RATE (1Q19)(1) OCCUPANCY RATE (1Q19)(1) OCCUPANCY RATE (1Q19)(1) 1.6x 1.6x 1.1x Market Absorption-to-Available Market Absorption-to-Available Market Absorption-to-Available Current Construction(3) Current Construction(3) Current Construction(3) 1) Management estimates, based on a sub-set of Digital Realty metros (North America: Northern Virginia, Chicago, Dallas, Silicon Valley, New Jersey, Phoenix and Toronto; EMEA: Amsterdam, Dublin, Frankfurt, and London; APAC: Melbourne, Osaka, Singapore and Sydney). 2) Prior periods may be adjusted to reflect updated information. 3) Trailing 12-month market absorption divided by available data center construction. DIGITAL REALTY | 1Q19 FINANCIAL RESULTS | APRIL 25, 2019 | 5

Supportive Economic Growth Outlook
Levered to Long-Term Secular Demand Drivers

		4Q18 CALL *February 4, 2019*	CURRENT *April 19, 2019*	Better/ Worse	2019E	2020E
MACROECONOMIC	Global GDP Growth Forecast (1)	2019E: 3.5%	2019E: 3.3%	▼	3.3%	3.6%
	U.S. GDP Growth Forecast (1)	2019E: 2.5%	2019E: 2.3%	▼	2.3%	1.9%
	U.S. Unemployment Rate (2)	4.0%	3.8%	▼	3.7%	3.6%
	Inflation Rate – U.S. Annual CPI Index (2)	1.9%	1.9%	◀▶	1.9%	2.1%
	Crude Oil ($/barrel) (3)	$54	$64	▲	$60	$65
	Control of White House, Senate and HoR (4)	R,R,D	R,R,D	◀▶	R,R,D	D,R,D
INTEREST RATES	Three-Month Libor (USD) (2)	2.7%	2.6%	▼	2.7%	2.6%
	10-Yr U.S. Treasury Yield (2)	2.7%	2.6%	▼	2.8%	2.9%
	GBP-USD (2)	1.30	1.30	◀▶	1.36	1.44
	EUR-USD (2)	1.14	1.12	▼	1.16	1.23
EQUITIES	S&P 500 (2)	2,713 (YTD 8.3%); P/E: 18.1x	2,905 (YTD 16.6%); P/E: 19.0x	▲	17.5x	15.7x
	NASDAQ 100 (2)	6,942 (YTD 9.7%); P/E: 22.2x	7,690 (YTD 21.9%); P/E: 24.3x	▲	21.5x	18.9x
	RMZ (2)(5)	1,175 (YTD 11.1%); P/AFFO 18.0x	1,195 (YTD 14.3%); P/AFFO 18.3x	▲	18.3x	17.7x
INDUSTRY	IT Spending Growth Worldwide (6)	2019E: 3.1%	2019E: 3.2%	▲	3.2%	2.8%
	Server Shipment Worldwide (7)	2019E: 4.1%	2019E: 4.0%	▼	4.0%	1.9%
	Global Data Center IP Traffic (8)	CAGR 2016 - 2021E: 25%	CAGR 2016 - 2021E: 25%	◀▶	CAGR 2016 - 2021E: 25%	
	Global Cloud IP Traffic (8)	CAGR 2016 - 2021E: 27%	CAGR 2016 - 2021E: 27%	◀▶	CAGR 2016 - 2021E: 27%	

1) IMF World Economic Outlook January 2019 and April 2019
2) Bloomberg
3) Bloomberg, NY Mercantile Exchange WTI Crude Oil (Front Month)
4) FiveThirtyEight- January 2019 and April 2019
5) Citi Investment Research - January 2019 and April 17, 2019
6) Gartner: IT Spending, Worldwide (constant currency), December 2018 and February 2019
7) Gartner: Servers Forecast Worldwide, January 2019 and April 2019
8) Cisco Global Cloud Index: Forecast and Methodology, 2016-2021 – November 2018

DIGITAL REALTY | 1Q19 FINANCIAL RESULTS | APRIL 25, 2019 | 6

Sunny Forecast for Cloud Growth Global Interconnected Platform Poised to Capitalize $250 Billion >50% revenue milestone surpassed by 32% 58% (1) of public cloud compute cloud vendors in 2018 growth in cloud operator of enterprise cloud and storage services users and vendor revenues users employ a hybrid have moved a workload from 2017(1) cloud model(2) back on-premise(2) 2x overall market expected to double in size in under four years(1) 1) Source: Synergy Research Group, January 2019 2) Source: IDC: Redefining hybrid cloud, April 2019 DIGITAL REALTY | 1Q19 FINANCIAL RESULTS | APRIL 25, 2019 | 7

Financial Results DIGITAL REALTY | 1Q19 FINANCIAL RESULTS | APRIL 25, 2019 | 8

Lumpy But Healthy Comprehensive Solutions Support Diverse Customer Base HISTORICAL BOOKINGS ANNUALIZED GAAP BASE RENT(1)(2) $ in millions Space & Power Interconnection $100 $75 $50 $25 $0 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 1Q19 BOOKINGS BY PRODUCT(1)(2) $29.0 mm $4.9 mm $8.1 mm $0.3 mm $7.5 mm $49.8 mm TURN-KEY POWERED BASE COLOCATION NON-TECHNICAL INTERCONNECTION TOTAL BOOKINGS FLEX® BUILDING® Note: Darker shading represents interconnection bookings. First quarter bookings are highlighted in lighter blue. First quarter of 2019 includes $8.6 million from Ascenty. 1) GAAP rental revenues include total rent for new leases and expansions. The timing between lease signing and lease commencement (and receipt of rents) may be significant. 2) Includes signings for new and re-leased space. DIGITAL REALTY | 1Q19 FINANCIAL RESULTS | APRIL 25, 2019 | 9

Diversified Global Demand Toronto Frankfurt Toronto Chile Brazil Singapore 5 of Top 10 49% Chile Frankfurt Markets Outside the United States of Total 1Q19 (Annualized GAAP Signings) Signings 25+ Metro Areas Signed in 1Q19 Singapore Brazil DIGITAL REALTY | 1Q19 FINANCIAL RESULTS | APRIL 25, 2019 | 10

Diversified Customer Base 1Q19 Signings by Vertical Financial Content 5% Cloud 8% Service Provider Enterprise 33% 9% Autonomous Driving Network 14% IT Services 31% 43 New Logos Digital Wearable Payments Healthcare DIGITAL REALTY | 1Q19 FINANCIAL RESULTS | APRIL 25, 2019 | 11

Top-Line Step Function Healthy Backlog Sets a Solid Foundation BACKLOG ROLL-FORWARD COMMENCEMENT TIMING $ in millions $ in millions DLR Backlog Ascenty Backlog DLR Backlog Ascenty Backlog $8 $7 $34 $45 $7 $5 $57 $14 $59 $59 $5 $38 $97 $85 $85 $75 4Q18 Backlog Signings Commencements 1Q19 Backlog 2019 2020 2021 Totals Note: Totals may not add up due to rounding. Amounts shown represent GAAP annualized base rent from leases signed, but not yet commenced, and are based on current estimates of future lease commencement timing. Actual results may vary from current estimates. The lag between lease signing and lease commencement (and receipt of rents) may be significant. Reflects expected commencement date at time of signing. DIGITAL REALTY | 1Q19 FINANCIAL RESULTS | APRIL 25, 2019 | 12

Holistic Approach to Customer Relationship Management Leveraging Multiple Touch Points to Maximize Relationship Value 1Q19 RE-LEASING SPREADS As Reported TURN-KEY FLEX® POWERED BASE BUILDING® COLOCATION TOTAL RENTAL RATE CHANGE RENTAL RATE CHANGE RENTAL RATE CHANGE RENTAL RATE CHANGE -5.9% -12.6% 2.5% -6.9% CASH CASH CASH CASH 4.3% 11.0% 2.5% 7.1% GAAP GAAP GAAP GAAP Excluding Customers with New Leasing in the Last Six Months Excluding global relationship customers that executed -0.3% $15 mm of annualized GAAP rental revenue in new deals CASH across multiple markets over the past year, cash rent change is virtually flat for the quarter 2.7% GAAP Note: Total represents Turn-Key Flex®, Powered Base Building®, Colocation, and Non-Tech leases signed during the quarter ended March 31, 2019. DIGITAL REALTY | 1Q19 FINANCIAL RESULTS | APRIL 25, 2019 | 13

Constant-Currency Growth FX Represents ~ 100 bps Drag on Reported Results As Reported Constant-Currency Including Ascenty 10.7% 9.4% 7.6% 6.9% 6.3% 6.0% -1.5% -2.5% 1Q18 / 1Q19 1Q18 / 1Q19 Adj. 1Q18 / 1Q19 1Q18 / 1Q19 Core FFO Revenue Growth EBITDA Growth(1) Stabilized Cash NOI per share Growth (1) Growth (1) Note: Constant-currency, Adjusted EBITDA, same-capital cash NOI and core FFO are non-GAAP financial measures. For a description of these measures, see the Appendix. 1) Net income for the for the quarter ending March 31, 2019 was $121 million. Net income for the quarter ending March 31, 2018 was $110 million. DIGITAL REALTY | 1Q19 FINANCIAL RESULTS | APRIL 25, 2019 | 14

Putting Exposure in Perspective Benefits of Scale and Diversification on Display EXPOSURE BY REVENUE 2019 CORE FFO/SHARE EXPOSURE USD CAD GBP EURO JPY HKD SGD AUD 0.6% BENCHMARK 1% 9% RATES 4% +/- 100 bps 82% 0% Midpoint of 0.3% 0.1% Guidance 0% $6.60 – $6.70(1) GBP EUR +/- 10% +/- 10% 4% 1% EXCHANGE RATES(2) U.S. DOLLAR INDEX 1Q18 1Q19 100 U.S. DOLLAR / U.S. DOLLAR / BRITISH POUND EURO 95 90 6.4% 7.5% 85 INCREASE INCREASE 80 Jan-18 Apr-18 Jul-18 Oct-18 Jan-19 Apr-19 Source: FactSet 1) Based on the midpoint of 2019 core FFO per share guidance of $6.60 – $6.70. Core FFO is a non-GAAP financial measure. For a definition of core FFO and a reconciliation to its nearest GAAP equivalent, see the Appendix. 2) Based on average exchange rates for the quarter ending March 31, 2019 compared to average exchange rates for the quarter ending March 31, 2018. DIGITAL REALTY | 1Q19 FINANCIAL RESULTS | APRIL 25, 2019 | 15

Four Quarter Two-Step Beat, Dip, Shuffle, Bounce 2019E CORE FFO PER SHARE 1Q19 NOI Growth Brookfield JV Tax Benefit Forward Equity 2Q19 Lease 3Q19 4Q19 Funding Settlement Commencements Note: Based on management estimates; actual performance may differ materially. Core FFO and NOI are non-GAAP financial measures. For descriptions and reconciliations to the closest GAAP equivalents, please see the Appendix. DIGITAL REALTY | 1Q19 FINANCIAL RESULTS | APRIL 25, 2019 | 16

Prudently Financed Transaction Enhances Credit Stats Reflecting a Full-Quarter Contribution

Net Debt to Adjusted EBITDA (1)



5.5x
11% Floating Rate Debt
0.4x
5.1x
0% Floating Rate Debt(4)(5)
1Q19 Reported
Pro Forma for Ascenty JV and Forward Equity (3)
1Q19 As Adjusted (4)(5)

Fixed Charge Coverage Ratio (2)



3.6x
0.5x
4.1x
1Q19 Reported
Pro Forma for Ascenty JV and Forward Equity (3)
1Q19 As Adjusted (4)(5)

1) Calculated as total debt at balance sheet carrying value, plus capital lease obligations, plus our share of unconsolidated JV debt, less unrestricted cash and cash equivalents divided by the product of Adjusted EBITDA (inclusive of our share of JV EBITDA) multiplied by four. Adjusted EBITDA is a non-GAAP financial measure. For a description of Adjusted EBITDA and the calculation of these ratios, see the Appendix.
2) Fixed charge coverage ratio is Adjusted EBITDA divided by total fixed charges. Total fixed charges include interest expenses, capitalized interest, scheduled debt principal payments and preferred dividends, excluding bridge facility fees for the quarter ended March 31, 2019. Adjusted EBITDA is a non-GAAP financial measure. For a description of Adjusted EBITDA and the calculation of these ratios , see the Appendix.
3) Pro Forma for Ascenty JV at DLR's share at 49% and assumed forward equity closing.
4) Adjusted to include a full quarter of Ascenty's adjusted EBITDA, assuming DLR's share at 49%.
5) Adjusted to reflect pro forma September 24, 2018 full settlement of the $1.1 billion forward equity offering executed on September 24, 2018. Assumes proceeds are used to repay borrowings under the global unsecured revolving credit facility.

DIGITAL REALTY | 1Q19 FINANCIAL RESULTS | APRIL 25, 2019 | 17

Matching the Duration of Assets and Liabilities Clear Runway on the Left, No Bar Too Tall on the Right DEBT PROFILE DEBT MATURITY SCHEDULE AS OF MARCH 31, 2019(1)(2) (USD in billions) 99% Unsecured Unsecured Secured 6 YEARS 3.4% Weighted Avg. Weighted Avg. Maturity(1)(2) Coupon(1) Fixed $2.4 89% Fixed Floating $1.6 $1.2 $1.0 $1.1 $0.8 $0.7 USD $0.5 £ $0.7 $0.4 € $0.5 $0.1 GBP £ £ € £ £ € ¥ 47% Euro 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 USD Other Pro Rata Share of JV Debt Secured Mortgage Debt Unsecured Senior Notes Unsecured Term Loan Unsecured Credit Facilities(3) Unsecured Green Bonds Note: As of March 31, 2019. 1) Includes Digital Realty’s pro rata share of four unconsolidated joint venture loans. 2) Assumes exercise of extension options. 3) Includes Yen Facility. DIGITAL REALTY | 1Q19 FINANCIAL RESULTS | APRIL 25, 2019 | 18

Consistent Execution on Strategic Vision Delivering Current Results, Seeding Future Growth SUCCESSFUL FIRST QUARTER 2019 INITIATIVES 80+ MW 1. Extending our Global Footprint of Potential Entered Chile, Acquired Strategic APAC Land Holdings IT Capacity 2. Delivering Sustainable Growth for All Stakeholders 3% Provided Proxy Access, Adopted Rooney Rule stockholder for three years th 3. Growing the Dividend 14 Raised the Common Dividend by Seven Percent Consecutive Annual Increase 4. Strengthening the Balance Sheet -30 bps Redeemed High-Cost Capital, Locked in Attractive Long-Term Coupons Weighted Average Coupon DIGITAL REALTY | 1Q19 FINANCIAL RESULTS | APRIL 25, 2019 | 19

Appendix DIGITAL REALTY | 1Q19 FINANCIAL RESULTS | APRIL 25, 2019 | 20

Robust Long-Term Demand, Lumpy Near-Term Signings Diverse Customer Base + Product Offerings HISTORICAL BOOKINGS TRAILING FOUR-QUARTER AVERAGE ANNUALIZED GAAP BASE RENT(1)(2) $ in millions Space & Power Interconnection $80 $60 $40 $20 $0 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 1Q19 TRAILING FOUR-QUARTER AVERAGE BOOKINGS BY PRODUCT(1)(2) $44.9 mm $2.4 mm $9.0 mm $0.6 mm $7.3 mm $64.2 mm TURN-KEY POWERED BASE COLOCATION NON-TECHNICAL INTERCONNECTION TOTAL BOOKINGS FLEX® BUILDING® Note: Darker shading represents interconnection bookings. 1) GAAP rental revenues include total rent for new leases and expansions. The timing between lease signing and lease commencement (and receipt of rents) may be significant. 2) Includes signings for new and re-leased space. DIGITAL REALTY | 1Q19 FINANCIAL RESULTS | APRIL 25, 2019 | 21

Appendix Management Statements on Non-GAAP Measures The information included in this presentation contains certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs, and, therefore, may not be comparable. The non-GAAP financial measures should not be considered an alternative to net income or any other GAAP measurement of performance and should not be considered an alternative to cash flows from operating, investing or financing activities as a measure of liquidity. Funds From Operations (FFO): We calculate funds from operations, or FFO, in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT, in the NAREIT Funds From Operations White Paper - 2018 Restatement. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from real estate transactions, impairment of investment in real estate, real estate related depreciation and amortization (excluding amortization of deferred financing costs), unconsolidated JV real estate related depreciation & amortization, non-controlling interests in operating partnership and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions and after adjustments for unconsolidated partnerships and joint ventures, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our data centers that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our data centers, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. Other REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, our FFO may not be comparable to other REITs’ FFO. FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance. Core Funds from Operations (Core FFO): We present core funds from operations, or core FFO, as a supplemental operating measure because, in excluding certain items that do not reflect core revenue or expense streams, it provides a performance measure that, when compared year over year, captures trends in our core business operating performance. We calculate core FFO by adding to or subtracting from FFO (i) termination fees and other non-core revenues, (ii) transaction and integration expenses, (iii) loss from early extinguishment of debt, (iv) severance, equity acceleration, and legal expenses, (v) loss on FX revaluation, (vi) gain on contribution to unconsolidated joint venture, net of related tax, and (vii) other non- core expense adjustments. Because certain of these adjustments have a real economic impact on our financial condition and results from operations, the utility of core FFO as a measure of our performance is limited. Other REITs may calculate core FFO differently than we do and accordingly, our core FFO may not be comparable to other REITs' core FFO. Core FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance. Adjusted Funds from Operations (AFFO): We present adjusted funds from operations, or AFFO, as a supplemental operating measure because, when compared year over year, it assesses our ability to fund dividend and distribution requirements from our operating activities. We also believe that, as a widely recognized measure of the operations of REITs, AFFO will be used by investors as a basis to assess our ability to fund dividend payments in comparison to other REITs, including on a per share and unit basis. We calculate AFFO by adding to or subtracting from core FFO (i) non-real estate depreciation, (ii) amortization of deferred financing costs, (iii) amortization of debt discount/premium, (iv) non-cash stock-based compensation expense, (v) straight-line rental revenue, (vi) straight-line rental expense, (vii) above- and below-market rent amortization, (viii) deferred tax expense, (ix) leasing compensation and internal lease commissions, and (x) recurring capital expenditures. Other REITs may calculate AFFO differently than we do and accordingly, our AFFO may not be comparable to other REITs’ AFFO. AFFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance. DIGITAL REALTY | 1Q19 FINANCIAL RESULTS | APRIL 25, 2019 | 22

Appendix Management Statements on Non-GAAP Measures EBITDA and Adjusted EBITDA: We believe that earnings before interest, loss from early extinguishment of debt, income taxes, depreciation and amortization, and impairment of investments in real estate, or EBITDA, and Adjusted EBITDA (as defined below), are useful supplemental performance measures because they allow investors to view our performance without the impact of non-cash depreciation and amortization or the cost of debt and, with respect to Adjusted EBITDA, severance, equity acceleration, and legal expenses, transaction and integration expenses, (gain) loss on real estate transactions, equity in earnings adjustment for non-core items, other non-core adjustments, net, noncontrolling interests, preferred stock dividends, including undeclared dividends, and issuance costs associated with redeemed preferred stock. Adjusted EBITDA is EBITDA excluding unconsolidated joint venture real estate related depreciation & amortization, severance, equity acceleration, and legal expenses, transaction and integration expenses, (gain) on sale, impairment of investments in real estate, other non-core adjustments, net, non-controlling interests, and preferred stock dividends, including undeclared dividends. In addition, we believe EBITDA and Adjusted EBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. Because EBITDA and Adjusted EBITDA are calculated before recurring cash charges including interest expense and income taxes, exclude capitalized costs, such as leasing commissions, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility as a measure of our performance is limited. Other REITs may calculate EBITDA and Adjusted EBITDA differently than we do and accordingly, our EBITDA and Adjusted EBITDA may not be comparable to other REITs’ EBITDA and Adjusted EBITDA. Accordingly, EBITDA and Adjusted EBITDA should be considered only as supplements to net income computed in accordance with GAAP as a measure of our financial performance. Net Operating Income (NOI) and Cash NOI: Net operating income, or NOI, represents rental revenue, tenant reimbursement revenue and interconnection revenue less utilities expense, rental property operating expenses, property taxes and insurance expenses (as reflected in the statement of operations). NOI is commonly used by stockholders, company management and industry analysts as a measurement of operating performance of the company’s rental portfolio. Cash NOI is NOI less straight-line rents and above- and below-market rent amortization. Cash NOI is commonly used by stockholders, company management and industry analysts as a measure of property operating performance on a cash basis. However, because NOI and cash NOI exclude depreciation and amortization and capture neither the changes in the value of our data centers that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our data centers, all of which have real economic effect and could materially impact our results from operations, the utility of NOI and cash NOI as measures of our performance is limited. Other REITs may calculate NOI and cash NOI differently than we do and, accordingly, our NOI and cash NOI may not be comparable to other REITs’ NOI and cash NOI. NOI and cash NOI should be considered only as supplements to net income computed in accordance with GAAP as measures of our performance. DIGITAL REALTY | 1Q19 FINANCIAL RESULTS | APRIL 25, 2019 | 23

Appendix Management Statements on Non-GAAP Measures The information included in this presentation contains forward-looking statements. Such statements are based on management’s beliefs and assumptions made based on information currently available to management. Such forward-looking statements include statements relating to: our economic outlook; public cloud services spending; the expected timing, locations, benefits and product offerings for IBM Cloud and Service Exchange; our acquisition of Ascenty; our corporate governance; our sustainability initiatives; the expected effect of foreign currency translation adjustments on our financials; demand drivers and economic growth outlook; business drivers; sources and uses; our expected development plans and completions, including timing, total square footage, IT capacity and raised floor space upon completion; expected availability for leasing efforts and colocation initiatives; organizational initiatives; our expected product offerings; our expected Go-to-Market strategy; joint venture opportunities; occupancy and total investment; our expected investment in our properties; our estimated time to stabilization and targeted returns at stabilization of our properties; our expected future acquisitions; acquisitions strategy; available inventory and development strategy; the signing and commencement of leases, and related rental revenue; lag between signing and commencement of leases; future rents; our expected same store portfolio growth; our expected growth and stabilization of development completions and acquisitions; our expected mark-to-market rates on lease expirations, lease rollovers and expected rental rate changes; our expected yields on investments; our expectations with respect to capital investments at lease expiration on existing data center or colocation space; barriers to entry; competition; debt maturities; lease maturities; our expected returns on invested capital; estimated absorption rates; our other expected future financial and other results, and the assumptions underlying such results; our top investment geographies and market opportunities; our expected colocation expansions; our ability to access the capital markets; expected time and cost savings to our customers; our customers’ capital investments; our plans and intentions; future data center utilization, utilization rates, growth rates, trends, supply and demand, and demand drivers; datacenter outsourcing trends; datacenter expansion plans; estimated kW/MW requirements; growth in the overall Internet infrastructure sector and segments thereof; the replacement cost of our assets; the development costs of our buildings, and lead times; estimated costs for customers to deploy or migrate to a new data center; capital expenditures; the effect new leases and increases in rental rates will have on our rental revenues and results of operations; lease expiration rates; our ability to borrow funds under our credit facilities; estimates of the value of our development portfolio; our ability to meet our liquidity needs, including the ability to raise additional capital; the settlement of our forward sales agreements; credit ratings; capitalization rates, or cap rates; market forecasts; potential new locations; the expected impact of our global expansion; dividend payments and our dividend policy; projected financial information and covenant metrics; annualized; core FFO run-rate and NOI Growth; other forward-looking financial data; leasing expectations; our exposure to tenants in certain industries; our expectations and underlying assumptions regarding our sensitivity to fluctuations in foreign exchange rates and energy prices; and the sufficiency of our capital to fund future requirements. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “pro forma,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and discussions which do not relate solely to historical matters. Such statements are subject to risks, uncertainties and assumptions, are not guarantees of future performance and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control that may cause actual results to vary materially. Some of the risks and uncertainties include, among others, the following: reduced demand for data centers or decreases in information technology spending; decreased rental rates, increased operating costs or increased vacancy rates; increased competition or available supply of data center space; the suitability of our data centers and data center infrastructure, delays or disruptions in connectivity or availability of power, or failures or breaches of our physical and information security infrastructure or services; our dependence upon significant customers, bankruptcy or insolvency of a major customer or a significant number of smaller customers, or defaults on or non-renewal of leases by customers; breaches of our obligations or restrictions under our contracts with our customers; our inability to successfully develop and lease new properties and development space, and delays or unexpected costs in development of properties; the impact of current global and local economic, credit and market conditions; our inability to retain data center space that we lease or sublease from third parties; difficulty acquiring or operating properties in foreign jurisdictions; our failure to realize the intended benefits from, or disruptions to our plans and operations or unknown or contingent liabilities related to, our recent acquisitions; our failure to successfully integrate and operate acquired or developed properties or businesses; difficulties in identifying properties to acquire and completing acquisitions; risks related to joint venture investments, including as a result of our lack of control of such investments; risks associated with using debt to fund our business activities, including re-financing and interest rate risks, our failure to repay debt when due, adverse changes in our credit ratings or our breach of covenants or other terms contained in our loan facilities and agreements; our failure to obtain necessary debt and equity financing, and our dependence on external sources of capital; financial market fluctuations and changes in foreign currency exchange rates; adverse economic or real estate developments in our industry or the industry sectors that we sell to, including risks relating to decreasing real estate valuations and impairment charges and goodwill and other intangible asset impairment charges; our inability to manage our growth effectively; losses in excess of our insurance coverage; environmental liabilities and risks related to natural disasters; our inability to comply with rules and regulations applicable to our company; our failure to maintain our status as a REIT for federal income tax purposes; our operating partnership’s failure to qualify as a partnership for federal income tax purposes; restrictions on our ability to engage in certain business activities; and changes in local, state, federal and international laws and regulations, including related to taxation, real estate and zoning laws, and increases in real property tax rates. The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performance. We discussed a number of additional material risks in our annual report on Form 10-K for the year ended December 31, 2018 and other filings with the Securities and Exchange Commission. Those risks continue to be relevant to our performance and financial condition. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise. Digital Realty, Digital Realty Trust, the Digital Realty logo, Turn-Key Flex and Powered Base Building are registered trademarks and service marks of Digital Realty Trust, Inc. in the United States and/or other countries. DIGITAL REALTY | 1Q19 FINANCIAL RESULTS | APRIL 25, 2019 | 24

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent Digital Realty Trust, Inc. and Subsidiaries Reconciliation of Net Income Available to Common Stockholders to Funds From Operations (FFO) (in thousands, except per share and unit data) (unaudited) Three Months Ended March 31, 2019 March 31, 2018 Net (loss) income available to common stockholders $ 95,869 $ 86,298 Adjustments: Noncontrolling interests in operating partnership 4,300 3,480 Real estate related depreciation and amortization (1) 307,864 291,686 Real estate related depreciation and amortization related to investment in unconsolidated joint ventures 3,851 3,476 Impairment of investments in real estate 5,351 - (Gain) loss on sale of properties - (39,273) FFO available to common stockholders and unitholders $ 417,235 $ 345,667 Basic FFO per share and unit $ 1.92 $ 1.62 Diluted FFO per share and unit $ 1.92 $ 1.61 Weighted average common stock and units outstanding Basic 217,039 214,009 Diluted 217,756 214,803 (1) Real estate related depreciation and amortization was computed as follows: Depreciation and amortization per income statement 311,486 294,789 Non-real estate depreciation (3,622) (3,103) $ 307,864 $ 291,686 Three Months Ended March 31, 2019 March 31, 2018 FFO available to common stockholders and unitholders -- basic and diluted $ 417,235 $ 345,667 Weighted average common stock and units outstanding 217,039 214,009 Add: Effect of dilutive securities 717 794 Weighted average common stock and units outstanding -- diluted 217,756 214,803 DIGITAL REALTY | 1Q19 FINANCIAL RESULTS | APRIL 25, 2019 | 25

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent Digital Realty Trust, Inc. and Subsidiaries Digital Realty Trust, Inc. and Subsidiaries Reconciliation of Same Capital Cash Net Operating Income Reconciliation of Funds From Operations (FFO) to Core Funds From Operations (CFFO) (in thousands) (in thousands, except per share and unit data) (unaudited) (unaudited) Three Months Ended Three Months Ended March 31, 2019 March 31, 2018 March 31, 2019 March 31, 2018 Rental revenues $ 455,668 $ 463,419 FFO available to common stockholders and unitholders -- diluted $ 417,235 $ 345,667 Tenant reimbursements - Utilities 85,962 86,222 Tenant reimbursements - Other 47,661 45,383 Termination fees and other non-core revenues (1) (14,445) (858) Interconnection and other 57,405 55,833 Transaction and integration expenses 2,494 4,178 Total Revenue 646,696 650,857 Loss from early extinguishment of debt 12,886 - Loss on FX revaluation 9,604 - Utilities 99,955 97,779 Gain on contribution to unconsolidated joint venture, net of related tax (58,497) - Rental property operating 98,397 93,417 (2) Severance accrual and equity acceleration 1,483 234 Property taxes 27,533 27,659 Other non-core expense adjustments 4,922 431 Insurance 2,673 3,325 Total Expenses 228,558 222,180 CFFO available to common stockholders and unitholders -- diluted $ 375,682 $ 349,652 Net Operating Income $ 418,138 $ 428,677 Diluted CFFO per share and unit $ 1.73 $ 1.63 Less: Stabilized straight-line rent $ 2,796 $ 3,337 Above and below market rent (5,400) (6,127) (1) Includes one-time fees, proceeds and certain other adjustments that are not core to our business. Cash Net Operating Income $ 420,742 $ 431,467 (2) Relates to severance and other charges related to the departure of company executives and integration-related severance. Digital Realty Trust, Inc. and Subsidiaries Reconciliation of Net Income Available to Common Stockholders to Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA (in thousands) (unaudited) Three Months Ended March 31, 2019 March 31, 2018 Net (loss) income available to common stockholders $ 95,869 $ 86,298 Interest 101,552 76,985 Loss from early extinguishment of debt 12,886 - Tax expense 4,266 3,374 Depreciation and amortization 311,486 294,789 EBITDA 526,059 461,446 Unconsolidated JV real estate related depreciation & amortization 3,851 3,476 Severance accrual and equity acceleration 1,483 234 Transaction and integration expenses 2,494 4,178 (Gain) on sale / deconsolidation (67,497) (39,273) Impairment of investments in real estate 5,351 - Other non-core adjustments, net (13,806) 431 Noncontrolling interests 4,185 3,468 Preferred stock dividends, including undeclared dividends 20,943 20,329 Adjusted EBITDA $ 483,063 $ 454,289 DIGITAL REALTY | 1Q19 FINANCIAL RESULTS | APRIL 25, 2019 | 26

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent

Net Debt/LQA Adjusted EBITDA

		QE 03/31/19
Total debt at balance sheet carrying value		$ 10,279,656
Add: DLR share of unconsolidated joint venture debt		267,404
Add: Capital lease obligations		167,579
Less: Unrestricted cash		(123,879)
Net Debt as of March 31, 2019		$ 10,590,760
Net Debt / LQA Adjusted EBITDA[iiii]		5.5x
(iii) Adjusted EBITDA		
Net income available to common stockholders	$ 95,869	
Interest expense	101,552	
Loss from early extinguishment of debt	12,886	
DLR share of unconsolidated joint venture interest expense	1,899	
Taxes	4,266	
Depreciation and amortization	311,486	
EBITDA	527,958	
Unconsolidated JV real estate related depreciation & amortization	3,851	
Severance accrual and equity acceleration and legal expenses	1,483	
Transaction and integration expenses	2,494	
Gain on sale / deconsolidation	(67,497)	
Other non-core adjustments, net	(13,806)	
Impairment of investments in real estate	5,351	
Noncontrolling interests	4,185	
Preferred stock dividends, including undeclared dividends	20,943	
Adjusted EBITDA	$ 484,962	
LQA Adjusted EBITDA (Adjusted EBITDA x 4)	$ 1,939,848	

Total Debt/Total Enterprise Value

Market value of common equity[i]	$ 25,904,824
Liquidation value of preferred equity[iii]	1,476,250
Total debt at balance sheet carrying value	10,279,656
Total Enterprise Value	$ 37,660,730
Total debt / total enterprise value	27.3%

(i) Market Value of Common Equity

Common shares outstanding	208,214
Common units outstanding	9,473
Total Shares and Partnership Units	217,688
Stock price as of March 31, 2019	$ 119.00
Market value of common equity	$ 25,904,824

(ii) Liquidation value of preferred equity ($25.00 per share)

	Shares O/S	Liquidation Value
Series C Preferred	8,050	201,250
Series G Preferred	10,000	250,000
Series H Preferred	14,600	365,000
Series I Preferred	10,000	250,000
Series J Preferred	8,000	200,000
Series K Preferred	8,400	210,000
		1,476,250 (iv)

Debt Service Ratio (LQA Adjusted EBITDA/GAAP interest expense plus capitalized interest and less bridge facility fees)

	QE 03/31/19
Total GAAP interest expense	101,552
Add: Capitalized interest	10,897
GAAP interest expense plus capitalized interest	112,449
Debt Service Ratio	4.3x

DIGITAL REALTY | 1Q19 FINANCIAL RESULTS | APRIL 25, 2019 | 27

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent QE 03/31/19 Fixed Charged Ratio (LQA Adjusted EBITDA/total fixed charges) GAAP interest expense plus capitalized interest 112,449 Scheduled debt principal payments 153 Preferred dividends 20,943 Total fixed charges 133,545 Fixed charge ratio 3.6x Unsecured Debt/Total Debt QE 03/31/19 Global unsecured revolving credit facility 842,975 Unsecured term loan 807,726 Unsecured senior notes, net of discount 8,523,462 Secured debt, including premiums 105,493 Capital lease obligations 167,579 Total debt at balance sheet carrying value 10,447,235 Unsecured Debt / Total Debt 99.0% Net Debt Plus Preferred/LQA Adjusted EBITDA QE 03/31/19 Total debt at balance sheet carrying value 10,279,656 Less: Unrestricted cash (123,879) Capital lease obligations 167,579 DLR share of unconsolidated joint venture debt 267,404 Net Debt as of March 31, 2019 10,590,760 Preferred Liquidation Value(i v) 1,476,250 Net Debt plus preferred 12,067,010 Net Debt Plus Preferred/LQA Adjusted EBITDA(iii) 6.2x DIGITAL REALTY | 1Q19 FINANCIAL RESULTS | APRIL 25, 2019 | 28